UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Cousteau Place Suite 105
Davis, California		95618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 530 756-7077

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 15, 2023, Arcadia Biosciences, Inc. (“Company”) held a special meeting of stockholders (“Special Meeting”). At the Special Meeting, the proposals described below were submitted to a vote of the holders of the Company’s Common Stock and Series A Preferred Stock, voting together as a single class. As of the close of business on December 30, 2022, the record date for the Special Meeting, there were 24,642,960 shares of Common Stock and 24,642.96 shares of shares of Series A Preferred Stock outstanding and entitled to vote on the proposals described below. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 6, 2023.

The Company’s stockholders approved each of the proposals set forth below at the Special Meeting. The final voting results are as follows:

1.
To approve an amendment to the Company’s amended and restated certificate of incorporation to effect, at the discretion of the Company’s Board of Directors (“Board”) but prior to June 30, 2023, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-10 to 1-for-40, with such ratio to be determined by the Board in its discretion (“Reverse Stock Split Proposal”).

FOR	AGAINST	ABSTAIN	Broker Non-Votes
9,730,160,440	1,678,239,563	229,293,064	--

2.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

FOR	AGAINST	ABSTAIN	Broker Non-Votes
9,995,797,812	1,260,616,357	381,278,898	--

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	February 21, 2023	By:	/s/ Thomas J. Schaefer
Thomas J. Schaefer, Chief Financial Officer